SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2002

INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9767	94-2579751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9162 Eton Avenue, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 709-1244

Item 5. Other Events.

     The Company refinanced its credit facility on February 13, 2002 and issued a related press release on February 19, 2002. A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

     (c)  Exhibits.

             Exhibit 99          Press Release dated February 19, 2002

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.

Dated: February 19, 2002	By:	/s/ John Caloz

John Caloz Corporate Vice President, Finance and Chief Financial Officer

3

Exhibit Index

No.	Document

99	Press Release dated February 19, 2002